UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-9479

Name of Fund: The S&P 500 Protected Equity Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, The S&P 500
        Protected Equity Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/03

Date of reporting period: 10/01/02 - 09/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        The S&P 500(R)
                                        Protected Equity
                                        Fund, Inc.

Annual Report
September 30, 2003

[LOGO] Merrill Lynch Investment Managers

The S&P 500(R) Protected Equity Fund, Inc.

Proxy Results

During the six-month period ended September 30, 2003, The S&P 500(R) Protected Equity Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------
                                                                   Shares Voted      Shares Withheld
                                                                        For            From Voting
----------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Terry K. Glenn              15,494,864          830,495
                                        Donald W. Burton            15,498,170          827,189
                                        M. Colyer Crum              15,487,159          838,200
                                        Laurie Simon Hodrick        15,489,163          836,196
                                        Fred G. Weiss               15,494,763          830,596
----------------------------------------------------------------------------------------------------


2     THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003

A Letter From the President

Dear Shareholder

As we enter the final quarter of 2003, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, equity market uncertainty turned to strength, and sub par economic growth of 1.4% in the first quarter of 2003 multiplied to projected growth of more than 4% in the second half of the year.

Equity markets rebounded from one of the most dismal three-year periods in history to make a strong showing so far this year. The S&P 500 Index posted year-to-date and 12-month returns of +14.72% and +24.40%, respectively, as of September 30, 2003. Small cap stocks, which tend to perform well during an economic recovery, returned +28.58% year-to-date and +36.50% over the past 12 months as measured by the Russell 2000 Index. Although continued market strength cannot be assured, investors increasingly returned to the markets based on improving corporate earnings reports and economic stimuli.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003        3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund continued to provide for protection of principal throughout the period, while the S&P 500 Index remained variable.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2003, the total investment return on The S&P 500(R) Protected Equity Fund, Inc.'s Common Stock was +4.30%, based on a change in per share net asset value from $9.31 to $9.71. The Fund's unmanaged benchmark, the Standard & Poor's 500 (S&P 500) Index had a total return of +24.40% for the same period. Value stocks outperformed growth stocks over the same 12 months, with the unmanaged S&P 500 Barra Value Index returning +26.55% and the unmanaged S&P 500 Barra Growth Index returning +22.43%. The S&P 500 Index closed on September 30, 2003 at 995.97.

The Fund's fiscal year began with a positive fourth quarter of 2002, with the S&P 500 Index returning +8.44%. The tide turned in December 2002 and into the first quarter of 2003, as geopolitical tensions shook investors' spirits and resulted in extreme market volatility. The S&P 500 Index posted negative returns in December, January and February, hitting bottom on March 11. At that point, we witnessed another turnaround and a fairly sustained equity market rally. From March 31 to September 30, 2003, the S&P 500 Index returned +18.45%. As of September 30, 2003, the Index had returned +14.72% year-to-date. Although up for the third quarter of 2003, the Index was down slightly for the month of September. With that, lingering concerns over unemployment and recently poor economic figures left question as to where the market would turn next.

During the year, the portfolio met its goal of protecting invested principal regardless of the direction taken by the market. We were able to protect the portfolio through the use of index put options, which provide downside protection because they increase in value as the underlying index decreases. Since the Fund's inception on November 3, 1999 through September 30, 2003, the S&P 500 Index has returned -21.80% while the Fund's invested principal has not suffered the same decline, as the Fund had a total return of -2.90%.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the NASDAQ), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


4     THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003

How did you manage the portfolio during the period?

The Fund holds "in the money" S&P 500 European put options, which means these options have an above-the-market exercise price. In this case, the put options expire in October 2007 and have a strike of 1639.47 index points. The portion of the Fund's assets not used to purchase put options is benchmarked to the S&P 500 Index with the goal of replicating the risks and returns of the Index. Changes in this portion of the portfolio were made in response to changes in the composition of the benchmark. Exchange-traded S&P 500 Index futures contracts are used as an anticipatory hedge to provide equity exposure on the portfolio's cash position and thereby achieve the portfolio's target of maintaining 100% equity exposure.

How was the portfolio positioned at the close of the period?

The debate over the current market rally continues, with the bears saying it has created a new mini bubble and the bulls saying current economic activity will lead to a broader, sustainable economic recovery. U.S. consumer confidence fell to a six-month low in September as the economy's failure to generate jobs raised questions about whether the recent expansion can be sustained.

There is concern that weakening economic reports could undermine the growing optimism that has fueled the recent rally, leaving some uncertainty about the markets. With that in mind, we believe the Fund is positioned to continue to meet its stated investment objectives.

Richard J. Vella
Vice President and Senior Portfolio Manager

October 7, 2003


      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003        5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                        (in U.S. dollars)

                                  Shares
Industry*                           Held    Common Stocks                                         Value
=========================================================================================================
Aerospace & Defense--1.1%          2,323    The B.F. Goodrich Company                          $   56,310
                                  19,202    The Boeing Company                                    659,205
                                   4,385    General Dynamics Corporation                          342,293
                                  17,813    Honeywell International Inc.                          469,373
                                   9,489    Lockheed Martin Corporation                           437,917
                                   2,772    Northrop Grumman Corporation                          239,002
                                   8,454    Raytheon Company                                      236,712
                                   4,033    Rockwell Collins                                      101,833
                                  10,349    United Technologies Corporation                       799,771
                                                                                               ----------
                                                                                                3,342,416
---------------------------------------------------------------------------------------------------------
Air Freight & Logistics--0.2%      6,758    FedEx Corp.                                           435,418
                                   1,293    Ryder System, Inc.                                     37,911
                                                                                               ----------
                                                                                                  473,329
---------------------------------------------------------------------------------------------------------
Airlines--0.1%                     2,698    Delta Air Lines, Inc.                                  35,883
                                  16,751    Southwest Airlines Co.                                296,493
                                                                                               ----------
                                                                                                  332,376
---------------------------------------------------------------------------------------------------------
Auto Components--0.1%              1,593    Cooper Tire & Rubber Company                           25,281
                                   3,325    Dana Corporation                                       51,305
                                  12,369    Delphi Automotive Systems Corporation                 111,939
                                   3,497    The Goodyear Tire & Rubber Company                     22,975
                                   1,865    Johnson Controls, Inc.                                176,429
                                   2,906    Visteon Corporation                                    19,180
                                                                                               ----------
                                                                                                  407,109
---------------------------------------------------------------------------------------------------------
Automobiles--0.4%                 40,270    Ford Motor Company                                    433,708
                                  12,119    General Motors Corporation                            496,031
                                   6,696    Harley-Davidson, Inc.                                 322,747
                                                                                               ----------
                                                                                                1,252,486
---------------------------------------------------------------------------------------------------------
Beverages--1.8%                      848    Adolph Coors Company (Class B)                         45,588
                                  19,056    Anheuser-Busch Companies, Inc.                        940,223
                                   1,477    Brown-Forman Corporation (Class B)                    116,860
                                  54,748    The Coca-Cola Company                               2,351,974
                                   9,782    Coca-Cola Enterprises Inc.                            186,445
                                   6,200    The Pepsi Bottling Group, Inc.                        127,596
                                  37,303    PepsiCo, Inc.                                       1,709,596
                                                                                               ----------
                                                                                                5,478,282
---------------------------------------------------------------------------------------------------------
Biotechnology--0.8%               27,455   +Amgen Inc.                                          1,772,769
                                   3,292   +Biogen, Inc.                                          125,853
                                   4,232   +Chiron Corporation                                    218,752
                                   4,200   +Genzyme Corporation                                   194,250
                                   4,680   +MedImmune, Inc.                                       154,487
                                                                                               ----------
                                                                                                2,466,111
---------------------------------------------------------------------------------------------------------
Building Products--0.1%           10,122    Masco Corporation                                     247,787
---------------------------------------------------------------------------------------------------------
Capital Markets--2.1%             16,190    The Bank of New York Company, Inc.                    471,291
                                   3,010    The Bear Stearns Companies Inc.                       225,148
                                  44,272    The Charles Schwab Corporation                        527,280
                                   5,809    Franklin Resources, Inc.                              256,816
                                  44,995    J.P. Morgan Chase & Co.                             1,544,678
                                   4,888    Janus Capital Group Inc.                               68,285
                                   7,888    Lehman Brothers Holdings, Inc.                        544,903
                                   9,804    Mellon Financial Corporation                          295,493
                                  35,637    Morgan Stanley                                      1,798,243
                                   4,900    Northern Trust Corporation                            207,956
                                   7,222    State Street Corporation                              324,990
                                   2,695    T. Rowe Price Group Inc.                              111,196
                                                                                               ----------
                                                                                                6,376,279
---------------------------------------------------------------------------------------------------------


6     THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003

Schedule of Investments (continued)                            (in U.S. dollars)

                                  Shares
Industry*                           Held    Common Stocks                                         Value
=========================================================================================================
Chemicals--1.0%                    5,067    Air Products and Chemicals, Inc.                   $  228,522
                                  19,767    The Dow Chemical Company                              643,218
                                  22,953    E.I. du Pont de Nemours and Company                   918,350
                                   1,700    Eastman Chemical Company                               56,950
                                   5,560    Ecolab Inc.                                           140,390
                                   2,878    Engelhard Corporation                                  79,634
                                   1,166    Great Lakes Chemical Corporation                       23,448
                                   2,341   +Hercules Incorporated                                  26,524
                                   2,131    International Flavors & Fragrances Inc.                70,493
                                   4,884    Monsanto Company                                      116,923
                                   3,729    PPG Industries, Inc.                                  194,728
                                   3,468    Praxair, Inc.                                         214,843
                                   4,913    Rohm and Haas Company                                 164,340
                                   1,700    Sigma-Aldrich Corporation                              88,298
                                                                                               ----------
                                                                                                2,966,661
---------------------------------------------------------------------------------------------------------
Commercial Banks--4.0%             8,152    AmSouth Bancorporation                                172,985
                                   9,644    BB&T Corporation                                      346,316
                                  34,081    Bank of America Corporation                         2,659,681
                                  25,650    Bank One Corporation                                  991,372
                                   5,058    Charter One Financial, Inc.                           154,775
                                   3,941    Comerica Incorporated                                 183,651
                                  12,590    Fifth Third Bancorp                                   695,849
                                  23,839    FleetBoston Financial Corporation                     718,746
                                   5,540    Huntington Bancshares Incorporated                    109,637
                                   9,409    KeyCorp                                               240,588
                                  13,223    National City Corporation                             389,550
                                   6,361    PNC Bank Corp.                                        302,656
                                   5,007    Regions Financial Corporation                         171,490
                                   7,510    SouthTrust Corporation                                220,719
                                   6,427    SunTrust Banks, Inc.                                  387,998
                                   6,309    Synovus Financial Corp.                               157,662
                                  39,143    U.S. Bancorp                                          939,041
                                   4,527    Union Planters Corporation                            143,234
                                  30,955    Wachovia Corporation                                1,275,036
                                  37,766    Wells Fargo & Co.                                   1,944,949
                                   2,070    Zions Bancorporation                                  115,609
                                                                                               ----------
                                                                                               12,321,544
---------------------------------------------------------------------------------------------------------
Commercial Services                4,394   +Allied Waste Industries, Inc.                          47,455
& Supplies--0.6%                   2,491    Avery Dennison Corporation                            125,845
                                  21,220   +Cendant Corporation                                   396,602
                                   3,760    Cintas Corporation                                    138,518
                                   1,581    Deluxe Corporation                                     63,461
                                   3,140    Equifax Inc.                                           69,928
                                   3,996    H&R Block, Inc.                                       172,427
                                   2,360   +Monster Worldwide Inc.                                 59,425
                                   5,432    Pitney Bowes Inc.                                     208,154
                                   2,584    R.R. Donnelley & Sons Company                          64,264
                                   3,860   +Robert Half International Inc.                         75,270
                                  13,735    Waste Management, Inc.                                359,445
                                                                                               ----------
                                                                                                1,780,794
---------------------------------------------------------------------------------------------------------
Communications Equipment--1.7%    17,180   +ADC Telecommunications, Inc.                           40,029
                                   1,789   +Andrew Corporation                                     21,987
                                   6,214   +Avaya Inc.                                             67,733
                                   7,215   +CIENA Corporation                                      42,641
                                 155,194   +Cisco Systems, Inc. (a)                             3,032,491
                                   4,066   +Comverse Technology, Inc.                              60,827
                                  20,473   +Corning Incorporated                                  192,856
                                  28,971   +JDS Uniphase Corporation                              104,296
                                  74,964   +Lucent Technologies Inc.                              161,922
                                  48,265    Motorola, Inc.                                        577,732


      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003        7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                                  Shares
Industry*                           Held    Common Stocks                                         Value
=========================================================================================================
Communications Equipment           2,010   +QLogic Corporation                                 $   94,490
(concluded)                       16,652    QUALCOMM Inc.                                         693,389
                                   3,556    Scientific-Atlanta, Inc.                              110,769
                                   9,058   +Tellabs, Inc.                                          61,504
                                                                                               ----------
                                                                                                5,262,666
---------------------------------------------------------------------------------------------------------
Computers & Peripherals--2.6%      7,648   +Apple Computer, Inc.                                  157,778
                                  57,249   +Dell Inc.                                           1,911,544
                                  48,574   +EMC Corporation                                       613,490
                                   7,112   +Gateway Inc.                                           40,254
                                  66,225    Hewlett-Packard Company                             1,282,116
                                  39,141    International Business Machines Corporation         3,457,325
                                   2,865   +Lexmark International Group, Inc. (Class A)           180,524
                                   2,120   +NCR Corporation                                        67,183
                                   7,091   +Network Appliance, Inc.                               145,578
                                  71,684   +Sun Microsystems, Inc.                                237,274
                                                                                               ----------
                                                                                                8,093,066
---------------------------------------------------------------------------------------------------------
Construction &                     1,745    Fluor Corporation                                      65,141
Engineering--0.0%
---------------------------------------------------------------------------------------------------------
Construction Materials--0.0%       2,203    Vulcan Materials Company                               87,922
---------------------------------------------------------------------------------------------------------
Containers & Packaging--0.1%       1,200    Ball Corporation                                       64,800
                                   1,204    Bemis Company, Inc.                                    53,337
                                   3,491   +Pactiv Corporation                                     70,797
                                   1,825   +Sealed Air Corporation                                 86,195
                                   1,087    Temple-Inland, Inc.                                    52,774
                                                                                               ----------
                                                                                                  327,903
---------------------------------------------------------------------------------------------------------
Distributors--0.0%                 3,807    Genuine Parts Company                                 121,748
---------------------------------------------------------------------------------------------------------
Diversified Financial             29,122    American Express Company                            1,312,237
Services--2.6%                     4,587    Capital One Financial Corporation                     261,642
                                 107,781    Citigroup Inc.                                      4,905,113
                                  28,122    MBNA Corporation                                      641,182
                                   3,467    Moody's Corporation                                   190,581
                                   6,328   +Providian Financial Corporation                        74,607
                                  10,875    SLM Corporation                                       423,690
                                                                                               ----------
                                                                                                7,809,052
---------------------------------------------------------------------------------------------------------
Diversified Telecommunication      6,908    ALLTEL Corporation                                    320,117
Services--1.9%                    15,188    AT&T Corp.                                            327,301
                                  41,251    BellSouth Corporation                                 976,824
                                   3,111    CenturyTel, Inc.                                      105,432
                                   6,280   +Citizens Communications Company                        70,399
                                  36,593   +Qwest Communications International Inc.               124,416
                                  74,131    SBC Communications Inc.                             1,649,415
                                  19,539    Sprint Corporation                                    295,039
                                  59,531    Verizon Communications                              1,931,186
                                                                                               ----------
                                                                                                5,800,129
---------------------------------------------------------------------------------------------------------
Electric Utilities--1.3%           2,730   +Allegheny Energy, Inc.                                 24,952
                                   3,058    Ameren Corporation                                    131,219
                                   7,088    American Electric Power Company, Inc.                 212,640
                                   2,872    CMS Energy Corporation                                 21,167
                                   6,564    CenterPoint Energy, Inc.                               60,192
                                   3,557    Cinergy Corp.                                         130,542
                                   4,665    Consolidated Edison, Inc.                             190,145
                                   3,628    DTE Energy Company                                    133,837
                                   5,754    Dominion Resources, Inc.                              356,173
                                   7,175   +Edison International                                  137,042
                                   4,858    Entergy Corporation                                   263,061
                                   7,036    Exelon Corporation                                    446,786
                                   3,908    FPL Group, Inc.                                       246,986
                                   6,754    FirstEnergy Corp.                                     215,453


6     THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003

Schedule of Investments (continued)                            (in U.S. dollars)

                                  Shares
Industry*                           Held    Common Stocks                                         Value
=========================================================================================================
Electric Utilities                 8,537   +PG&E Corporation                                   $  204,034
(concluded)                        3,201    PPL Corporation                                       131,081
                                   1,851    Pinnacle West Capital Corporation                      65,710
                                   4,822    Progress Energy, Inc.                                 214,386
                                   4,578    Public Service Enterprise Group Incorporated          192,276
                                  15,078    The Southern Company                                  442,087
                                   2,945    TECO Energy, Inc.                                      40,700
                                   5,704    TXU Corp.                                             134,386
                                   7,561    Xcel Energy, Inc.                                     116,969
                                                                                               ----------
                                                                                                4,111,824
---------------------------------------------------------------------------------------------------------
Electrical Equipment--0.3%         4,300    American Power Conversion Corporation                  73,702
                                   2,075    Cooper Industries, Ltd. (Class A)                      99,662
                                   9,438    Emerson Electric Co.                                  496,911
                                   1,740   +Power-One, Inc.                                        17,905
                                   4,033    Rockwell International Corporation                    105,866
                                   1,310   +Thomas & Betts Corporation                             20,763
                                                                                               ----------
                                                                                                  814,809
---------------------------------------------------------------------------------------------------------
Electronic Equipment &            10,110   +Agilent Technologies, Inc.                            223,532
Instruments--0.3%                  4,160   +Jabil Circuit, Inc.                                   108,368
                                   4,301    Molex Incorporated                                    122,966
                                   2,222    PerkinElmer, Inc.                                      34,019
                                  12,437   +Sanmina--SCI Corporation                              120,639
                                  14,378   +Solectron Corporation                                  84,111
                                   4,987    Symbol Technologies, Inc.                              59,595
                                   2,058    Tektronix, Inc.                                        50,935
                                   3,977   +Thermo Electron Corporation                            86,301
                                                                                               ----------
                                                                                                  890,466
---------------------------------------------------------------------------------------------------------
Energy Equipment &                 7,369    Baker Hughes Incorporated                             218,049
Service--0.5%                      9,444    Halliburton Company                                   229,017
                                   3,230   +Nabors Industries, Ltd.                               120,350
                                   3,000   +Noble Corporation                                     101,970
                                   2,115   +Rowan Companies, Inc.                                  51,987
                                  12,616    Schlumberger Limited                                  610,614
                                   7,001   +Transocean Inc.                                       140,020
                                                                                               ----------
                                                                                                1,472,007
---------------------------------------------------------------------------------------------------------
Food & Staples Retailing--2.6%     8,914    Albertson's, Inc.                                     183,361
                                   8,653    CVS Corporation                                       268,762
                                   9,864   +Costco Wholesale Corporation                          306,573
                                  17,845   +The Kroger Co.                                        318,890
                                   2,901    SUPERVALU Inc.                                         69,218
                                  14,803    SYSCO Corporation                                     484,206
                                  11,124   +Safeway Inc.                                          255,185
                                  96,308    Wal-Mart Stores, Inc.                               5,378,802
                                  22,404    Walgreen Co.                                          686,459
                                   3,145    Winn-Dixie Stores, Inc.                                30,349
                                                                                               ----------
                                                                                                7,981,805
---------------------------------------------------------------------------------------------------------
Food Products--0.8%               14,607    Archer-Daniels-Midland Company                        191,498
                                   8,987    Campbell Soup Company                                 238,155
                                  11,885    ConAgra, Inc.                                         252,437
                                   7,974    General Mills, Inc.                                   375,336
                                   7,658    H.J. Heinz Company                                    262,516
                                   3,008    Hershey Foods Corporation                             218,621
                                   8,963    Kellogg Company                                       298,916
                                  17,374    Sara Lee Corporation                                  318,987
                                   4,976    Wm. Wrigley Jr. Company                               275,173
                                                                                               ----------
                                                                                                2,431,639
---------------------------------------------------------------------------------------------------------


      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003        9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                                  Shares
Industry*                           Held    Common Stocks                                         Value
=========================================================================================================
Gas Utilities--0.2%                3,000    KeySpan Corporation                                $  105,240
                                   2,528    Kinder Morgan, Inc.                                   136,537
                                     986    NICOR, Inc.                                            34,648
                                   4,488    NiSource Inc.                                          89,670
                                     817    Peoples Energy Corporation                             33,807
                                   4,481    Sempra Energy                                         131,562
                                                                                               ----------
                                                                                                  531,464
---------------------------------------------------------------------------------------------------------
Health Care Equipment &            4,696    Applera Corporation-Applied Biosystems Group          104,768
Supplies--1.3%                     1,217    Bausch & Lomb Incorporated                             53,731
                                  12,984    Baxter International Inc.                             377,315
                                   5,661    Becton, Dickinson and Company                         204,475
                                   5,931    Biomet, Inc.                                          199,341
                                   8,836   +Boston Scientific Corporation                         563,737
                                   1,179    C.R. Bard, Inc.                                        83,709
                                   6,757    Guidant Corporation                                   316,565
                                  26,548    Medtronic, Inc.                                     1,245,632
                                   1,036   +Millipore Corporation                                  47,718
                                   3,698   +St. Jude Medical, Inc.                                198,841
                                   4,340    Stryker Corporation                                   326,845
                                   4,277   +Zimmer Holdings, Inc.                                 235,663
                                                                                               ----------
                                                                                                3,958,340
---------------------------------------------------------------------------------------------------------
Health Care Providers &            3,120    Aetna Inc. (New Shares)                               190,414
Services--1.1%                     2,240    AmerisourceBergen Corporation                         121,072
                                   3,296    CIGNA Corporation                                     147,166
                                   9,813    Cardinal Health, Inc.                                 572,981
                                  11,831    HCA Inc.                                              436,091
                                   5,400    Health Management Associates, Inc. (Class A)          117,774
                                   3,758   +Humana Inc.                                            67,832
                                   5,519    IMS Health Incorporated                               116,451
                                   2,267    Manor Care, Inc.                                       68,010
                                   6,274    McKesson HBOC, Inc.                                   208,861
                                   6,086   +Medco Health Solutions, Inc.                          157,810
                                  10,705   +Tenet Healthcare Corporation                          155,008
                                  13,540    UnitedHealth Group Incorporated                       681,333
                                   2,802   +WellPoint Health Networks Inc.                        215,978
                                                                                               ----------
                                                                                                3,256,781
---------------------------------------------------------------------------------------------------------
Hotels, Restaurants &             12,914    Carnival Corporation                                  424,741
Leisure--0.8%                      3,940    Darden Restaurants, Inc.                               74,860
                                   2,605    Harrah's Entertainment, Inc.                          109,697
                                   8,129    Hilton Hotels Corporation                             131,852
                                   6,400    International Game Technology                         180,160
                                   5,299    Marriott International, Inc. (Class A)                228,016
                                  28,466    McDonald's Corporation                                670,090
                                   8,354   +Starbucks Corporation                                 240,595
                                   4,315    Starwood Hotels & Resorts Worldwide, Inc.             150,162
                                   2,534    Wendy's International, Inc.                            81,848
                                   6,536   +YUM! Brands, Inc.                                     193,596
                                                                                               ----------
                                                                                                2,485,617
---------------------------------------------------------------------------------------------------------
Household Durables--0.3%           1,378   +American Greetings Corporation (Class A)               26,775
                                   1,760    The Black & Decker Corporation                         71,368
                                   1,272    Centex Corporation                                     99,063
                                   3,417    Fortune Brands, Inc.                                  193,915
                                     947    KB HOME                                                56,498
                                   4,328    Leggett & Platt, Incorporated                          93,615
                                   1,690    Maytag Corporation                                     42,199
                                   5,890    Newell Rubbermaid Inc.                                127,636


10    THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003

Schedule of Investments (continued)                            (in U.S. dollars)

                                  Shares
Industry*                           Held    Common Stocks                                         Value
=========================================================================================================
Household Durables                 1,284    Pulte Corporation                                  $   87,325
(concluded)                        1,272    Snap-On Incorporated                                   35,171
                                   1,896    The Stanley Works                                      55,970
                                   1,326    Tupperware Corporation                                 17,742
                                   1,470    Whirlpool Corporation                                  99,622
                                                                                               ----------
                                                                                                1,006,899
---------------------------------------------------------------------------------------------------------
Household Products--1.4%           5,206    The Clorox Company                                    238,799
                                  12,349    Colgate-Palmolive Company                             690,186
                                  11,714    Kimberly-Clark Corporation                            601,162
                                  28,507    The Procter & Gamble Company                        2,646,020
                                                                                               ----------
                                                                                                4,176,167
---------------------------------------------------------------------------------------------------------
IT Services--0.8%                 12,940    Automatic Data Processing, Inc.                       463,899
                                   3,734   +Computer Sciences Corporation                         140,286
                                  10,580   +Concord EFS, Inc.                                     144,629
                                   3,785   +Convergys Corporation                                  69,417
                                  10,333    Electronic Data Systems Corporation                   208,727
                                  17,246    First Data Corporation                                689,150
                                   4,132   +Fiserv, Inc.                                          149,702
                                   8,225    Paychex, Inc.                                         279,074
                                   2,867    Sabre Holdings Corporation                             61,612
                                   6,915   +Unisys Corporation                                     93,560
                                                                                               ----------
                                                                                                2,300,056
---------------------------------------------------------------------------------------------------------
Industrial Conglomerates--2.9%    17,430    3M Co.                                              1,203,890
                                 220,732    General Electric Company                            6,580,021
                                   3,143    Textron, Inc.                                         123,991
                                  42,626    Tyco International Ltd.                               870,849
                                                                                               ----------
                                                                                                8,778,751
---------------------------------------------------------------------------------------------------------
Insurance - 2.7%                  11,573    AFLAC Incorporated                                    373,808
                                  15,945    The Allstate Corporation                              582,471
                                   2,340    Ambac Financial Group, Inc.                           149,760
                                  57,667    American International Group, Inc.                  3,327,386
                                   5,694    Aon Corporation                                       118,720
                                   3,856    The Chubb Corporation                                 250,177
                                   3,537    Cincinnati Financial Corporation                      141,339
                                   5,222    The Hartford Financial Services Group, Inc.           274,834
                                   3,348    Jefferson-Pilot Corporation                           148,584
                                   6,840    John Hancock Financial Services, Inc.                 231,192
                                   4,134    Lincoln National Corporation                          146,261
                                   4,398    Loews Corporation                                     177,547
                                   3,291    MBIA, Inc.                                            180,906
                                  12,152    Marsh & McLennan Companies, Inc.                      578,557
                                  16,502    MetLife, Inc.                                         462,881
                                   5,037    The Progressive Corporation                           348,107
                                   2,865    SAFECO Corporation                                    101,020
                                   4,720    The St. Paul Companies, Inc.                          174,782
                                   2,777    Torchmark Corporation                                 112,857
                                   9,824    Travelers Property Casualty Corp. (Class B)           156,005
                                   5,296    UnumProvident Corporation                              78,222
                                   2,805    XL Capital Ltd. (Class A)                             217,219
                                                                                               ----------
                                                                                                8,332,635
---------------------------------------------------------------------------------------------------------
Internet & Catalog Retail--0.0%      600   +eBay Inc.                                              31,980
---------------------------------------------------------------------------------------------------------
Internet Software &               12,478   +Yahoo! Inc.                                           441,472
Services--0.1%
---------------------------------------------------------------------------------------------------------
Leisure Equipment &                1,923    Brunswick Corporation                                  49,383
Products--0.1%                     6,384    Eastman Kodak Company                                 133,681
                                   3,773    Hasbro, Inc.                                           70,480
                                   9,429    Mattel, Inc.                                          178,774
                                                                                               ----------
                                                                                                  432,318


      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003       11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                                  Shares
Industry*                           Held    Common Stocks                                         Value
=========================================================================================================
Machinery--0.8%                    7,595    Caterpillar Inc.                                   $  522,840
                                   1,332    Crane Co.                                              31,182
                                     964    Cummins Engine Company, Inc.                           42,831
                                   3,173    Danaher Corporation                                   234,358
                                   5,179    Deere & Company                                       276,092
                                   4,477    Dover Corporation                                     158,351
                                   1,547    Eaton Corporation                                     137,095
                                   1,924    ITT Industries, Inc.                                  115,132
                                   6,676    Illinois Tool Works Inc.                              442,352
                                   3,704    Ingersoll-Rand Company (Class A)                      197,942
                                       1   +Kadant Inc.                                                19
                                   1,322   +Navistar International Corporation                     49,284
                                   2,554    PACCAR Inc.                                           190,758
                                   2,755    Pall Corporation                                       61,822
                                   2,568    Parker-Hannifin Corporation                           114,790
                                                                                               ----------
                                                                                                2,574,848
---------------------------------------------------------------------------------------------------------
Media--2.5%                       97,520   +AOL Time Warner Inc.                                1,473,527
                                  12,921    Clear Channel Communications, Inc.                    494,874
                                  26,167   +Comcast Corporation (Class A)                         808,037
                                  17,360   +Comcast Corporation (Special Class A)                 512,814
                                   1,951    Dow Jones & Company, Inc.                              92,380
                                   5,887    Gannett Co., Inc.                                     456,596
                                   8,258    The Interpublic Group of Companies, Inc.              116,603
                                   1,621    Knight Ridder, Inc.                                   108,121
                                   4,330    The McGraw-Hill Companies, Inc.                       269,023
                                   1,094    Meredith Corporation                                   50,510
                                   3,505    The New York Times Company (Class A)                  152,327
                                   4,077    Omnicom Group Inc.                                    292,932
                                   6,569    Tribune Company                                       301,517
                                   4,605   +Univision Communications Inc. (Class A)               147,038
                                  39,183    Viacom, Inc. (Class B)                              1,500,709
                                  45,961    The Walt Disney Company                               927,033
                                                                                               ----------
                                                                                                7,704,041
---------------------------------------------------------------------------------------------------------
Metals & Mining--0.3%             18,999    Alcoa Inc.                                            497,014
                                   1,816    Allegheny Technologies Incorporated                    11,895
                                   3,168    Freeport-McMoRan Copper & Gold, Inc. (Class B)        104,861
                                   4,296    Newmont Mining Corporation                            167,931
                                   1,712    Nucor Corporation                                      78,547
                                   1,799   +Phelps Dodge Corporation                               84,193
                                   1,935    United States Steel Corporation                        35,565
                                   1,868    Worthington Industries, Inc.                           23,462
                                                                                               ----------
                                                                                                1,003,468
---------------------------------------------------------------------------------------------------------
Multi-Utilities & Unregulated     11,738   +The AES Corporation                                    87,096
Power--0.3%                        6,623   +Calpine Corporation                                    32,386
                                   3,607    Constellation Energy Group                            129,058
                                  16,938    Duke Energy Corporation                               301,666
                                   7,141   +Dynegy Inc. (Class A)                                  25,708
                                  11,207    El Paso Corporation                                    81,811
                                       1    National Grid Group PLC (ADR) (c)                          33
                                  11,322    The Williams Companies, Inc.                          106,653
                                                                                               ----------
                                                                                                  764,411
---------------------------------------------------------------------------------------------------------


12    THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003

Schedule of Investments (continued)                            (in U.S. dollars)

                                  Shares
Industry*                           Held    Common Stocks                                         Value
=========================================================================================================
Multiline Retail--0.8%             2,435   +Big Lots, Inc.                                     $   38,497
                                   1,871    Dillard's, Inc. (Class A)                              26,157
                                   7,338    Dollar General Corporation                            146,760
                                   3,785    Family Dollar Stores, Inc.                            150,984
                                   4,362    Federated Department Stores, Inc.                     182,768
                                   5,766    J.C. Penney Company, Inc.                             123,219
                                   7,294   +Kohl's Corporation                                    390,229
                                   6,544    The May Department Stores Company                     161,179
                                   2,961    Nordstrom, Inc.                                        73,462
                                   6,431    Sears, Roebuck & Co.                                  281,228
                                  19,791    Target Corporation                                    744,735
                                                                                               ----------
                                                                                                2,319,218
---------------------------------------------------------------------------------------------------------
Office Electronics--0.1%          15,281   +Xerox Corporation                                     156,783
---------------------------------------------------------------------------------------------------------
Oil & Gas--3.2%                    1,957    Amerada Hess Corporation                               98,046
                                   5,470    Anadarko Petroleum Corporation                        228,427
                                   3,143    Apache Corporation                                    217,936
                                   1,562    Ashland Inc.                                           51,312
                                   4,655    Burlington Resources Inc.                             224,371
                                  23,541    ChevronTexaco Corporation                           1,682,004
                                  14,788    ConocoPhillips                                        809,643
                                   2,885    Devon Energy Corporation                              139,028
                                   2,600    EOG Resources, Inc.                                   108,524
                                 149,668    Exxon Mobil Corporation                             5,477,849
                                   2,171    Kerr-McGee Corporation                                 96,913
                                   6,860    Marathon Oil Corporation                              195,510
                                   8,221    Occidental Petroleum Corporation                      289,626
                                   1,845    Sunoco, Inc.                                           74,206
                                   5,368    Unocal Corporation                                    169,199
                                                                                               ----------
                                                                                                9,862,594
---------------------------------------------------------------------------------------------------------
Paper & Forest Products--0.3%      1,313    Boise Cascade Corporation                              36,239
                                   4,965    Georgia-Pacific Group                                 120,352
                                  10,636    International Paper Company                           415,017
                                   2,314   +Louisiana-Pacific Corporation                          31,887
                                   4,362    MeadWestvaco Corporation                              111,231
                                   4,736    Weyerhaeuser Company                                  276,819
                                                                                               ----------
                                                                                                  991,545
---------------------------------------------------------------------------------------------------------
Personal Products--0.4%            1,285    Alberto-Culver Company (Class B)                       75,584
                                   5,239    Avon Products, Inc.                                   338,230
                                  23,273    The Gillette Company                                  744,271
                                                                                               ----------
                                                                                                1,158,085
---------------------------------------------------------------------------------------------------------
Pharmaceuticals--5.8%             34,091    Abbott Laboratories                                 1,450,572
                                   2,887    Allergan Inc.                                         227,294
                                  42,777    Bristol-Myers Squibb Company                        1,097,658
                                  24,737    Eli Lilly and Company                               1,469,378
                                   7,840   +Forest Laboratories, Inc.                             403,368
                                  64,984    Johnson & Johnson                                   3,218,008
                                   5,336   +King Pharmaceuticals, Inc.                             80,840
                                  50,470    Merck & Co., Inc.                                   2,554,791
                                 174,538    Pfizer Inc.                                         5,302,464
                                  32,203    Schering-Plough Corporation                           490,774
                                   2,326   +Watson Pharmaceuticals, Inc.                           96,971
                                  28,957    Wyeth                                               1,334,918
                                                                                               ----------
                                                                                               17,727,036
---------------------------------------------------------------------------------------------------------
Real Estate--0.1%                  8,800    Equity Office Properties Trust                        242,264
---------------------------------------------------------------------------------------------------------


      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003       13

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                                  Shares
Industry*                           Held    Common Stocks                                         Value
=========================================================================================================
Road & Rail--0.3%                  8,622    Burlington Northern Santa Fe Corp.                 $  248,917
                                   4,695    CSX Corporation                                       137,329
                                   8,456    Norfolk Southern Corporation                          156,436
                                   5,476    Union Pacific Corporation                             318,539
                                                                                               ----------
                                                                                                  861,221
---------------------------------------------------------------------------------------------------------
Semiconductors &                   7,576   +Advanced Micro Devices, Inc.                           84,169
Semiconductor Equipment--2.5%      8,513   +Altera Corporation                                    160,896
                                   7,987   +Analog Devices, Inc.                                  303,666
                                  35,846   +Applied Materials, Inc.                               650,246
                                   6,597   +Applied Micro Circuits Corporation                     32,127
                                   5,725   +Broadcom Corporation (Class A)                        152,399
                                 145,421    Intel Corporation                                   4,000,532
                                   4,106   +KLA-Tencor Corporation                                211,048
                                   7,908   +LSI Logic Corporation                                  71,093
                                   7,004    Linear Technology Corporation                         250,813
                                   7,204    Maxim Integrated Products, Inc.                       284,558
                                  13,114   +Micron Technology, Inc.                               175,990
                                   3,835   +National Semiconductor Corporation                    123,832
                                   3,070   +Novellus Systems, Inc.                                103,612
                                   3,610   +PMC--Sierra, Inc.                                      47,620
                                   3,818   +Teradyne, Inc.                                         71,015
                                  38,210    Texas Instruments Incorporated                        871,188
                                   7,260   +Xilinx, Inc.                                          206,983
                                                                                               ----------
                                                                                                7,801,787
---------------------------------------------------------------------------------------------------------
Software--3.1%                     5,311    Adobe Systems Incorporated                            208,510
                                   2,372    Autodesk, Inc.                                         40,371
                                   5,385   +BMC Software, Inc.                                     75,013
                                   4,129   +Citrix Systems, Inc.                                   91,168
                                  12,728    Computer Associates International, Inc.               332,328
                                   8,118   +Compuware Corporation                                  43,512
                                   4,540   +Intuit Inc.                                           219,010
                                   1,830   +Mercury Interactive Corporation                        83,100
                                 237,626    Microsoft Corporation (a)                           6,603,627
                                   7,920   +Novell, Inc.                                           42,214
                                 116,558   +Oracle Corporation                                  1,307,781
                                   5,874   +Parametric Technology Corporation                      18,327
                                   6,471   +PeopleSoft, Inc.                                      117,707
                                   9,974   +Siebel Systems, Inc.                                   96,947
                                   8,747   +VERITAS Software Corporation                          274,656
                                                                                               ----------
                                                                                                9,554,271
---------------------------------------------------------------------------------------------------------
Specialty Retail--1.6%             2,465   +AutoZone, Inc.                                        220,691
                                   6,330   +Bed, Bath & Beyond Inc.                               241,679
                                   6,886   +Best Buy Co., Inc.                                    327,223
                                   4,523    Circuit City Stores--Circuit City Group                43,104
                                  18,918    The Gap, Inc.                                         323,876
                                  51,365    The Home Depot, Inc.                                1,635,975
                                   9,403    The Limited, Inc.                                     141,797
                                  16,920    Lowe's Companies, Inc.                                878,148
                                   6,583   +Office Depot, Inc.                                     92,491
                                   4,082    RadioShack Corporation                                115,970
                                   3,448    The Sherwin-Williams Company                          101,406
                                  10,034   +Staples, Inc.                                         238,307
                                  12,430    The TJX Companies, Inc.                               241,391
                                   3,264    Tiffany & Co.                                         121,845
                                   4,362   +Toys 'R' Us, Inc.                                      52,475
                                                                                               ----------
                                                                                                4,776,378
---------------------------------------------------------------------------------------------------------


14    THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003

Schedule of Investments (continued)                            (in U.S. dollars)

                                  Shares
Industry*                           Held    Common Stocks                                         Value
=========================================================================================================
Textiles, Apparel & Luxury         2,286    Liz Claiborne, Inc.                              $     77,838
Goods--0.2%                        5,924    Nike, Inc. (Class B)                                  360,298
                                   1,292    Reebok International Ltd.                              43,192
                                   2,465    V. F. Corporation                                      95,913
                                                                                             ------------
                                                                                                  577,241
---------------------------------------------------------------------------------------------------------
Thrifts & Mortgage                 2,600    Countrywide Credit Industries, Inc.                   203,528
Finance--1.2%                     21,617    Fannie Mae                                          1,517,513
                                  15,244    Freddie Mac                                           798,023
                                   3,513    Golden West Financial Corporation                     314,449
                                   2,322    MGIC Investment Corporation                           120,907
                                  20,579    Washington Mutual, Inc.                               810,195
                                                                                             ------------
                                                                                                3,764,615
---------------------------------------------------------------------------------------------------------
Tobacco--0.7%                     44,716    Altria Group, Inc.                                  1,958,561
                                   3,605    UST Inc.                                              126,824
                                                                                             ------------
                                                                                                2,085,385
---------------------------------------------------------------------------------------------------------
Trading Companies &                2,049    W. W. Grainger, Inc.                                   97,430
Distributors--0.0%
---------------------------------------------------------------------------------------------------------
Wireless Telecommunication        56,038   +AT&T Wireless Services Inc.                           458,391
Services--0.3%                    16,833   +Nextel Communications, Inc. (Class A)                 331,442
                                  20,600   +Sprint Corp. (PCS Group)                              118,038
                                                                                             ------------
                                                                                                  907,871
---------------------------------------------------------------------------------------------------------
                                            Total Common Stocks
                                            (Cost--$253,670,929)--63.2%                       193,378,323
=========================================================================================================

                              Beneficial
                                Interest    Short-Term Securities
=========================================================================================================
                              $5,474,973    Merrill Lynch Liquidity Series, LLC Cash
                                            Sweep Series I (b)                                  5,474,973
---------------------------------------------------------------------------------------------------------
                                            Total Short-Term Securities
                                            (Cost--$5,474,973)--1.8%                            5,474,973
=========================================================================================================


      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003       15

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                            (in U.S. dollars)


                               Number of
                               Contracts    Put Options Purchased                                 Value
=========================================================================================================
                                  69,745    S&P 500 European, expiring October 2007 at
                                            US$1,639, Broker Banque AIG                      $ 32,113,991
                                  79,045    S&P 500 European, expiring October 2007 at
                                            US$1,639, Broker Credit Suisse Financial
                                            Product                                            36,395,855
                                  83,694    S&P 500 European, expiring October 2007 at
                                            US$1,639, Broker UBS AG, London                    38,536,789
---------------------------------------------------------------------------------------------------------
                                            Total Put Options Purchased
                                            (Cost--$44,408,620)--35.0%                        107,046,635
=========================================================================================================
Total Investments (Cost--$303,554,522)--100.0%                                                305,899,931

Variation Margin on Financial Futures Contracts**--0.0%                                            (2,500)

Other Assets Less Liabilities--0.0%                                                               143,710
                                                                                             ------------
Net Assets--100.0%                                                                           $306,041,141
                                                                                             ============

(a) All or a portion of security held as collateral in connection with open financial futures contracts.

(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                     Net               Interest
      Affiliate                                    Activity             Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                        $5,474,973          $   49,964
      Merrill Lynch Liquidity Series, LLC
       Money Market Series                                --          $        7
      Merrill Lynch Premier
       Institutional Fund                                 --          $       10
      --------------------------------------------------------------------------

(c)   American Depositary Receipts (ADR).

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

** Financial futures contracts purchased as of September 30, 2003 were as follows:

      --------------------------------------------------------------------------
      Number of                       Expiration          Face        Unrealized
      Contracts        Issue             Date             Value         Losses
      --------------------------------------------------------------------------
         25        S&P 500 Index     December 2003     $6,407,187     $(194,062)
      --------------------------------------------------------------------------
      Total Unrealized Losses--Net                                    $(194,062)
                                                                      =========

+     Non-income producing security.

      See Notes to Financial Statements.


16    THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003

Statement of Assets, Liabilities and Capital

As of September 30, 2003

===================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$259,145,902) ..........                   $ 198,853,296
                   Options purchased, at value (cost--$44,408,620) ................                     107,046,635
                   Receivables:
                      Dividends ...................................................    $   232,683
                      Interest ....................................................          5,509          238,192
                                                                                       ----------------------------
                   Total assets ...................................................                     306,138,123
                                                                                                      -------------
===================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Custodian bank ..............................................         60,625
                      Investment adviser ..........................................         33,850
                      Variation margin ............................................          2,500           96,975
                                                                                       -----------
                   Accrued expenses ...............................................                               7
                                                                                                      -------------
                   Total liabilities ..............................................                          96,982
                                                                                                      -------------
===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
                   Net assets .....................................................                   $ 306,041,141
                                                                                                      =============
===================================================================================================================
Capital
-------------------------------------------------------------------------------------------------------------------
                   Common Stock, par value $.10 per share, 200,000,000 shares
                     authorized ...................................................                   $   3,151,000
                   Paid-in capital in excess of par ...............................                     311,948,996
                   Undistributed investment income--net ...........................    $   172,009
                   Accumulated realized capital losses on investments--net ........    (11,382,211)
                   Unrealized appreciation on investments--net ....................      2,151,347
                                                                                       -----------
                   Total accumulated losses--net ..................................                      (9,058,855)
                                                                                                      -------------
                   Total Capital--Equivalent to $9.71 per share based on 31,510,000
                     shares of Common Stock outstanding (market price--$8.89) .....                   $ 306,041,141
                                                                                                      =============

      See Notes to Financial Statements.


      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003       17

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended September 30, 2003

====================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------
                   Dividends ........................................................                   $  3,268,376
                   Interest .........................................................                         58,493
                   Securities lending--net ..........................................                             17
                                                                                                        ------------
                   Total income .....................................................                      3,326,886
                                                                                                        ------------
====================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees .........................................    $ 3,008,469
                   Directors' fees and expenses .....................................         38,441
                                                                                         -----------
                   Total expenses ...................................................                      3,046,910
                                                                                                        ------------
                   Investment income--net ...........................................                        279,976
                                                                                                        ------------
====================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
--------------------------------------------------------------------------------------------------------------------
                   Realized loss on investments--net ................................                       (337,977)
                   Change in unrealized appreciation/depreciation on investments--net                     12,999,989
                                                                                                        ------------
                   Total realized and unrealized gain on investments--net ...........                     12,662,012
                                                                                                        ------------
                   Net Increase in Net Assets Resulting from Operations .............                   $ 12,941,988
                                                                                                        ============

      See Notes to Financial Statements.


18    THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003

Statements of Changes in Net Assets

                                                                                                 For the Year Ended
                                                                                                    September 30,
                                                                                          -------------------------------
Increase (Decrease) in Net Assets:                                                              2003             2002
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ............................................    $     279,976     $     258,156
                   Realized loss on investments--net .................................         (337,977)       (9,764,225)
                   Change in unrealized appreciation/depreciation on investments--net        12,999,989        23,544,736
                                                                                          -------------------------------
                   Net increase in net assets resulting from operations ..............       12,941,988        14,038,667
                                                                                          -------------------------------
=========================================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ............................................         (315,006)         (190,667)
                                                                                          -------------------------------
                   Net decrease in net assets resulting from dividends to shareholders         (315,006)         (190,667)
                                                                                          -------------------------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                   Total increase in net assets ......................................       12,626,982        13,848,000
                   Beginning of year .................................................      293,414,159       279,566,159
                                                                                          -------------------------------
                   End of year* ......................................................    $ 306,041,141     $ 293,414,159
                                                                                          ===============================
                      * Undistributed investment income--net .........................    $     172,009     $     207,039
                                                                                          ===============================

      See Notes to Financial Statements.


      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003       19

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                                                       For the
                                                                                                                       Period
The following per share data and ratios have been derived                                For the Year Ended            Nov. 3,
from information provided in the financial statements.                                      September 30,             1999+ to
                                                                                -----------------------------------   Sept. 30,
Increase (Decrease) in Net Asset Value:                                           2003          2002         2001        2000
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ....................    $   9.31      $   8.87     $  10.16     $  10.00
                                                                                ------------------------------------------------
                     Investment income--net ................................         .01++         .02           --@@        .01
                     Realized and unrealized gain (loss) on investments--net         .40           .43        (1.28)         .15
                                                                                ------------------------------------------------
                   Total from investment operations ........................         .41           .45        (1.28)         .16
                                                                                ------------------------------------------------
                   Less dividends from investment income--net ..............        (.01)         (.01)        (.01)          --
                                                                                ------------------------------------------------
                   Net asset value, end of period ..........................    $   9.71      $   9.31     $   8.87     $  10.16
                                                                                ------------------------------------------------
                   Market price per share, end of period ...................    $   8.89      $   8.35     $   8.45     $   9.25
                                                                                ================================================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ......................        4.30%         4.96%      (12.70%)       1.60%@
                                                                                ================================================
                   Based on market price per share .........................        6.47%        (1.18%)      (8.65%)      (7.50%)@
                                                                                ================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                   Expenses ................................................        1.01%         1.02%        1.01%        1.00%*
                                                                                ================================================
                   Investment income--net ..................................         .09%          .09%         .06%         .12%*
                                                                                ================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) ................    $306,041      $293,414     $279,566     $320,026
                                                                                ================================================
                   Portfolio turnover ......................................         .15%          .71%        3.59%        7.60%
                                                                                ================================================

*     Annualized.

** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

+     Commencement of operations.

++    Based on average shares outstanding.

@     Aggregate total investment return.

@@    Amount is less than $.01 per share.

      See Notes to Financial Statements.


20    THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

The S&P 500(R) Protected Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, fixed-term, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund is anticipated to terminate on or about November 30, 2007. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the NASDAQ under the symbol PEFX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). At inception, the Fund purchased three seven-year European-style put options from three independent counterparties. A European option is exercisable only at the exercise date of the option. For valuation purposes, the Fund obtains a bid price from each of the three counterparties. The average of these three bid prices is used to value each of the three put options. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations, and all other assets, are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase privately negotiated put option contracts intended to protect the Fund's initial net asset value. In addition to the put option contracts, the Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.


      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003       21

[LOGO] Merrill Lynch Investment Managers

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank -- The Fund recorded an amount payable to the custodian bank resulting from variation margin not settling until the next day.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a fee on a quarterly basis in arrears at an annual rate equal to 1.0% of the average daily value of the Fund's net assets. To the extent that cash or cash equivalents are not sufficient to pay all of the investment advisory fee at the conclusion of a quarterly period, MLIM will defer collecting the portion of the investment advisory fee not covered by such available cash or cash equivalents. The Fund will not pay MLIM any interest on any deferred investment advisory fees.

MLIM will bear all of the Fund's ordinary operating expenses, including administration, custodial, transfer agency, legal, auditing and accounting fees.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio


22    THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003

Notes to Financial Statements (concluded)

securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended September 30, 2003, MLIM, LLC received $7 in securities lending agent fees.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., MLPF&S, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2003 were $424,953 and $1,642,462, respectively.

Net realized gains (losses) for the year ended September 30, 2003 and net unrealized gains (losses) as of September 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ................        $ (1,125,541)        $(60,292,606)
Options purchased ....................                  --           62,638,015
Financial futures contracts ..........             787,564             (194,062)
                                              ---------------------------------
Total ................................        $   (337,977)        $  2,151,347
                                              =================================

As of September 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $2,208,824, of which $80,023,864 related to appreciated securities and $77,815,040 related to depreciated securities. The aggregate cost of investments, including options purchased, at September 30, 2003 for Federal income tax purposes was $303,691,107.

4. Common Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share.

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended September 30, 2003 and September 30, 2002 was as follows:

--------------------------------------------------------------------------------
                                                      9/30/2003        9/30/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..........................          $315,006         $190,667
                                                      -------------------------
Total taxable distributions ................          $315,006         $190,667
                                                      =========================

As of September 30, 2003, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $    172,009
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................             172,009
Capital loss carryforward ...............................         (10,903,284)*
Unrealized gains--net ...................................           1,672,420**
                                                                 ------------
Total accumulated losses--net ...........................        $ (9,058,855)
                                                                 ============

* On September 30, 2003, the Fund had a net capital loss carryforward of $10,903,284, of which $29,263 expires in 2008, $1,794,979 expires in 2010 and $9,079,042 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the deferral of post-October capital losses for tax purposes.


      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003       23

[LOGO] Merrill Lynch Investment Managers

Independent Auditors' Report

To the Shareholders and Board of Directors of The S&P 500(R) Protected Equity Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of The S&P 500(R) Protected Equity Fund, Inc. as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The S&P 500(R) Protected Equity Fund, Inc. as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 18, 2003


24    THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of Merrill Lynch Invest-       122 Funds       None
Glenn*      Princeton, NJ  and          present  ment Managers, L.P. ("MLIM")/Fund Asset               163 Portfolios
            08543-9011     Director              Management, L.P. ("FAM") -- Advised Funds since
            Age: 63                              1999; Chairman (Americas Region) of MLIM from
                                                 2000 to 2002; Executive Vice President of MLIM
                                                 and FAM (which terms as used herein include
                                                 their corporate predecessors) from 1983 to 2002;
                                                 President of FAM Distributors, Inc. ("FAMD") from
                                                 1986 to 2002 and Director thereof from 1991 to
                                                 2002; Executive Vice President and Director of
                                                 Princeton Services, Inc. ("Princeton Services")
                                                 from 1993 to 2002; President of Princeton
                                                 Administrators, L.P. from 1989 to 2002; Director of
                                                 Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director     2002 to  Manager of The Burton Partnership, Limited            23 Funds        ITC Delta-
Burton      Princeton, NJ               present  Partnership since 1979; Managing General Partner      37 Portfolios   Com, Inc.,
            08543-9095                           of the South Atlantic Venture Funds, Limited                          ITC Holding
            Age: 59                              Partnerships and Chairman of South Atlantic                           Company,
                                                 Private Equity Fund IV, Limited Partnership since                     Inc.,
                                                 1983; Member of the Investment Advisory Council                       Knology,
                                                 of the Florida State Board of Administration                          Inc., Main-
                                                 since 2001.                                                           Bancorp,
                                                                                                                       N.A., Pri-
                                                                                                                       Care, Inc.,
                                                                                                                       Symbion, Inc.
------------------------------------------------------------------------------------------------------------------------------------
M. Colyer   P.O. Box 9095  Director     2000 to  James R. Williston Professor of Investment            24 Funds        Cambridge
Crum        Princeton, NJ               present  Management Emeritus, Harvard Business                 38 Portfolios   Bancorp
            08543-9095                           School since 1996; Chairman and Director,
            Age: 71                              Phaeton International, Ltd. from 1985 to present;
                                                 Director, Cambridge Bancorp since 1969.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Director     2000 to  Professor of Finance and Economics, Graduate          23 Funds        None
Simon       Princeton, NJ               present  School of Business, Columbia University since         37 Portfolios
Hodrick     08543-9095                           1998; Associate Professor of Finance and
            Age: 41                              Economics, Graduate School of Business,
                                                 Columbia University from 1996 to 1998.
------------------------------------------------------------------------------------------------------------------------------------


      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003       25

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director     2000 to  Managing Director of FGW Associates since 1997;       23 Funds        Watson
Weiss       Princeton, NJ               present  Vice President, Planning, Investment and Devel-       37 Portfolios   Pharma-
            08543-9095                           opment of Warner Lambert Co. from 1979 to 1997;                       ceuticals,
            Age: 62                              Director, BTG International, PLC since 2001;                          Inc.
                                                 Director, Watson Pharmaceuticals, Inc. since 2000.
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director     2003 to  Consultant with Putnam Investments since 1998         23 Funds        None
Walsh       Princeton, NJ               present  and employed in various capacities therewith from     37 Portfolios
            08543-9095                           1971 to 1992; Director, the National Audubon
            Age: 61                              Society since 1980; Director, the American Museum
                                                 of Fly Fishing since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length
                           Held         of Time
Name        Address & Age  with Fund    Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1999 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and                   President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Richard J.  P.O. Box 9011  Vice         2002 to  Managing Director of MLIM and Head of Global Index and Enhanced Index Products for
Vella       Princeton, NJ  President    present  Merrill Lynch Quantitative Advisors since 1999.
            08543-9011
            Age: 46
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2003 to  First Vice President of MLIM since 2001; Director of MLIM from 2000 to 2001; Vice
Gillespie   Princeton, NJ               present  President (Legal Advisory) of MLIM from 1999 to 2000 and Attorney associated with
            08543-9011                           MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset
            Age: 39                              Management, Inc. from 1997 to 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

J.P. Morgan Chase and Co.
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

EquiServe
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523

NASDAQ Symbol

PEFX


26    THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2003       27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

The S&P 500(R) Protected Equity Fund, Inc. invests in a portfolio primarily of the common stocks of substantially all of the companies represented in the S&P 500 and privately negotiated put options contracts intended to protect the Fund's initial net asset value at the maturity date by limiting the risk of loss caused by a decline in the market value of the Fund's common stock portfolio.

This report, including the financial information herein, is transmitted to shareholders of The S&P 500(R) Protected Equity Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

The S&P 500(R) Protected Equity Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #SPPEQ -- 9/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

         The Board of Directors/Trustees of the Cluster A Merrill Lynch Funds determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

         M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        The S&P 500 Protected Equity Fund, Inc.


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            The S&P 500 Protected Equity Fund, Inc.

        Date: November 21, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            The S&P 500 Protected Equity Fund, Inc.

        Date: November 21, 2003


        By: /s/ Donald C. Burke
            -------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            The S&P 500 Protected Equity Fund, Inc.

        Date: November 21, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.